UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2020 (May 28, 2020)

Teladoc Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TDOC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Teladoc Health, Inc. (the “Company”) was held on May 28, 2020. The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each of the three proposals submitted to stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1 — Election of Directors

The stockholders of the Company elected each of the following director nominees proposed by the Company’s Board of Directors to serve until the 2021 annual meeting of stockholders of the Company. The voting results for each director nominee are set forth below.

Name	For	Withheld	Broker Non-Votes
Helen Darling	50,012,914	278,967	12,387,211
William H. Frist, M.D.	49,897,676	394,205	12,387,211
Michael Goldstein	49,507,656	784,225	12,387,211
Jason Gorevic	50,066,821	225,060	12,387,211
Catherine A. Jacobson	50,088,330	203,551	12,387,211
Thomas G. McKinley	49,455,062	836,819	12,387,211
Kenneth H. Paulus	49,595,749	696,132	12,387,211
David Shedlarz	49,378,083	913,798	12,387,211
Mark D. Smith, M.D.	49,744,660	547,221	12,387,211
David B. Snow, Jr.	49,578,371	713,510	12,387,211

Proposal 2 — Advisory Vote Approving the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
42,163,371	7,878,639	249,871	12,387,211

Proposal 3 — Ratifying the Appointment of the Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
62,036,962	175,621	466,509	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC HEALTH, INC.

Date: June 1, 2020	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary